[EXHIBIT 32.1]


            Certification of CEO and COO Pursuant to
         18 U.S.C. Section 1350, as Adopted Pursuant to
          Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-QSB of Datastand Technologies Inc. (the "Company") for the quarter ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Marc Cianfarani, as Chief Executive Officer and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

     (1)  The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Marc Cianfarani
-----------------------------------
Name:    Marc Cianfarani

Title:   Chief Executive Officer
         --------------------------

Date:    September 10, 2003
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/s/  Marc Cianfarani
-----------------------------------
Name:    Marc Cianfarani

Title:   Chief Financial Officer
         --------------------------

Date:    September 10, 2003
         --------------------------